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Computershare

9062 Old Annapolis Road

Columbia, MD 21045

Annual Statement of Compliance

For each transaction and the applicable Servicing Agreement listed and described on Schedule I hereto, the undersigned, a duly authorized officer of Computershare Trust Company, N.A., in its applicable capacity(ies) as listed on Schedule I ("Computershare"), hereby certifies either (i) as of and for the period of January 1, 2023 through December 31, 2023 (the "Full-Year Reporting Period"), or (ii) as of and for the portion of the Full-Year Reporting Period as set forth under the "Reporting Period" column on Schedule I hereto (the "Partial-Year Reporting Period", together with the Full-Year Reporting Period, the "Reporting Period")[1] in each case, as applicable, as follows:

(a)      A review of Computershare's activities during the Reporting Period and of its performance under the applicable Servicing Agreement has been made under such officer’s supervision; and

(b)     To the best of such officer’s knowledge, based on such review, Computershare has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the Reporting Period.

February 29, 2024

/s/ Stephanie Atwell

Stephanie Atwell

Vice President

/s/ Patti Spencer

Patti Spencer

Assistant Secretary

[1] On November 1, 2021, Computershare, Computershare Delaware Trust Company and Computershare Limited purchased substantially all the Corporate Trust Services ("CTS") business of Wells Fargo Bank, N.A. ("Wells Fargo"). During the Reporting Period, for certain transactions listed on Schedule I hereto, Wells Fargo transferred its roles, and the duties, rights and liabilities for such roles under the relevant transaction agreements to Computershare (the "2023 Transferred Role(s) Transactions"). Prior to the date of transfer for the 2023 Transferred Role(s) Transactions, Wells Fargo remained in the related role and performed virtually all its obligations through Computershare as its agent. On and after the date of transfer for the 2023 Transferred Role(s) Transactions, Computershare assumed the roles under the related agreements for such transactions. For each transaction listed thereon, Schedule I hereto identifies the Reporting Period for such transaction.

Schedule I:

3650 REIT Commercial Mortgage Securities II LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
3650R 2022-PF2
Commercial Mortgage Trust
Commercial Mortgage Pass-	Pooling and
Through Certificates Series	Servicing		Certificate	01/01/2023 -
2022-PF2	Agreement	11/01/2022	Administrator	12/31/2023

Arbor Private Label Depositor, LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
Arbor Multifamily Mortgage
Securities Trust 2022-MF4
Multifamily Mortgage Pass-	Pooling and
Through Certificates Series	Servicing		Certificate	01/01/2023 -
2022-MF4	Agreement	02/01/2022	Administrator	12/31/2023

Banc of America Merrill Lynch Commercial Mortgage Inc./Banc of America Merrill Lynch Large Loan, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BANK 2022-BNK39
Commercial Mortgage Pass-	Pooling and
Through Certificates, Series	Servicing		Certificate	01/01/2023 -
2022-BNK39	Agreement	02/01/2022	Administrator	12/31/2023
BANK 2022-BNK42
Commercial Mortgage Pass-	Pooling and
Through Certificates, Series	Servicing		Certificate	01/01/2023 -
2022-BNK42	Agreement	06/01/2022	Administrator	12/31/2023
BANK 2023-BNK45
Commercial Mortgage Pass-	Pooling and
Through Certificates, Series	Servicing		Certificate	02/23/2023 -
2023-BNK45	Agreement	02/01/2023	Administrator	12/31/2023
BANK5 2023-5YR3,
Commercial Mortgage Pass-	Pooling and
Through Certificates, Series	Servicing		Certificate	09/28/2023 -
2023-5YR3	Agreement	09/01/2023	Administrator	12/31/2023

Barclays Commercial Mortgage Securities LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BBCMS Mortgage Trust
2021-C12 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	01/01/2023 -
Certificates, Series 2021-C12	Agreement	11/01/2021	Administrator	12/31/2023
SUMIT 2022-BVUE
Mortgage Trust Commercial
Mortgage Pass-Through
Certificates, Series 2022-	Trust and Servicing		Certificate	01/01/2023 -
BVUE	Agreement	01/27/2022	Administrator	12/31/2023
BBCMS Mortgage Trust
2022-C14 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	01/01/2023 -
Certificates, Series 2022-C14	Agreement	02/01/2022	Administrator	12/31/2023
COLEM 2022-HLNE
Mortgage Trust Commercial
Mortgage Pass-Through
Certificates, Series 2022-	Trust and Servicing		Certificate	01/01/2023 -
HLNE	Agreement	03/15/2022	Administrator	12/31/2023
BBCMS Mortgage Trust
2022-C15 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	01/01/2023 -
Certificates Series 2022-C15	Agreement	04/01/2022	Administrator	12/31/2023
BBCMS Mortgage Trust
2022-C16 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	01/01/2023 -
Certificates Series 2022-C16	Agreement	06/01/2022	Administrator	12/31/2023
BBCMS Mortgage Trust
2022-C17 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	01/01/2023 -
Certificates Series 2022-C17	Agreement	09/01/2022	Administrator	12/31/2023
BBCMS Mortgage Trust
2022-C18 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	01/01/2023 -
Certificates Series 2022-C18	Agreement	12/01/2022	Administrator	12/31/2023
BBCMS Mortgage Trust
2023-C19 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	04/27/2023 -
Certificates Series 2023-C19	Agreement	04/01/2023	Administrator	12/31/2023
BBCMS Mortgage Trust
2023-C20 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	07/11/2023 -
Certificates Series 2023-C20	Agreement	07/01/2023	Administrator	12/31/2023
BBCMS Mortgage Trust
2023-C21 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	10/05/2023 -
Certificates Series 2023-C21	Agreement	10/01/2023	Administrator	12/31/2023
BBCMS Mortgage Trust
2023-C22 Commercial	Pooling and
Mortgage Pass-Through	Servicing		Certificate	11/09/2023 -
Certificates Series 2023-C22	Agreement	11/01/2023	Administrator	12/31/2023
BBCMS Mortgage Trust
2023-5C23 Commercial
Mortgage Pass-Through	Pooling and
Certificates, Series	Servicing		Certificate	12/07/2023 -
2023-5C23	Agreement	12/01/2023	Administrator	12/31/2023

BMO Commercial Mortgage Securities LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BMO 2022-C1 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates,	Servicing		Certificate	01/01/2023 -
Series 2022-C1	Agreement	02/01/2022	Administrator	12/31/2023
BWAY Commercial Mortgage
Trust 2022-26BW
Commercial Mortgage Pass-
Through Certificates, Series	Trust and Servicing		Certificate	01/01/2023 -
2022-26BW	Agreement	02/06/2022	Administrator	12/31/2023
BMO 2022-C2 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates,	Servicing		Certificate	01/01/2023 -
Series 2022-C2	Agreement	07/01/2022	Administrator	12/31/2023
BMO 2022-C3 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates,	Servicing		Certificate	01/01/2023 -
Series 2022-C3	Agreement	10/01/2022	Administrator	12/31/2023
BMO 2023-C4 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates	Servicing		Certificate	02/14/2023 -
Series 2023-C4	Agreement	02/01/2023	Administrator	12/31/2023
BMO 2023-C5 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates,	Servicing		Certificate	06/21/2023 -
Series 2023-C5	Agreement	06/01/2023	Administrator	12/31/2023
BMO 2023-5C1 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates	Servicing		Certificate	08/16/2023 -
Series 2023-5C1	Agreement	08/01/2023	Administrator	12/31/2023
BMO 2023-C6 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates	Servicing		Certificate	08/30/2023 -
Series 2023-C6	Agreement	08/01/2023	Administrator	12/31/2023
BMO 2023-5C2 Mortgage
Trust, Commercial Mortgage	Pooling and
Pass-Through Certificates,	Servicing		Certificate	11/09/2023 -
Series 2023-5C2	Agreement	11/01/2023	Administrator	12/31/2023
BMO 2023-C7 Mortgage
Trust Commercial Mortgage	Pooling and
Pass-Through Certificates,	Servicing		Certificate	12/22/2023 -
Series 2023-C7	Agreement	12/01/2023	Administrator	12/31/2023

Citigroup Commercial Mortgage Securities, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
ILPT Commercial Mortgage Trust 2022-LPFX Commercial Mortgage Pass- Through Certificates, Series 2022-LPFX	Trust and Servicing Agreement	03/06/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2022-B35 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B35	Pooling and Servicing Agreement	05/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Citigroup Commercial Mortgage Trust 2022-GC48, Commercial Mortgage Pass- Through Certificates, Series 2022-GC48	Pooling and Servicing Agreement	06/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2023-V2	Pooling and Servicing Agreement	05/01/2023	Certificate Administrator	05/25/2023 - 12/31/2023
Citigroup Commercial Mortgage Trust 2023-PRM3, Commercial Mortgage Pass- Through Certificates, Series 2023-PRM3	Trust and Servicing Agreement	06/29/2023	Certificate Administrator	06/29/2023 - 12/31/2023
Benchmark 2023-B39 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-B39	Pooling and Servicing Agreement	07/01/2023	Certificate Administrator	07/18/2023 - 12/31/2023
Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V4	Pooling and Servicing Agreement	11/01/2023	Certificate Administrator	11/21/2023 - 12/31/2023

Credit Suisse Commercial Mortgage Securities Corp./Credit Suisse First Boston Mortgage Securities Corp.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
MF1 2021-W10X Commercial Mortgage Pass- Through Certificates, Series 2021-W10X	Trust and Servicing Agreement	12/23/2021	Certificate Administrator	01/01/2023 - 12/31/2023

Deutsche Mortgage & Asset Receiving Corporation

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
COMM 2022-HC Mortgage Trust Commercial Mortgage Pass-Through Certificates	Trust and Servicing Agreement	01/26/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34	Pooling and Servicing Agreement	04/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V1	Pooling and Servicing Agreement	02/01/2023	Certificate Administrator	02/28/2023 - 12/31/2023
Benchmark 2023-B38 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-B38	Pooling and Servicing Agreement	04/01/2023	Certificate Administrator	04/21/2023 - 12/31/2023
TYSN 2023-CRNR Mortgage Trust Commercial Mortgage Pass-Through Certificates	Trust and Servicing Agreement	12/12/2023	Certificate Administrator	12/12/2023 - 12/31/2023

GS Mortgage Securities Corporation II

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
GS Mortgage Securities Trust 2021-GSA3 Commercial Mortgage Pass Through Certificates, Series 2021-GSA3	Pooling and Servicing Agreement	12/01/2021	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2022-B33 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B33	Pooling and Servicing Agreement	03/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2022-B37 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B37	Pooling and Servicing Agreement	10/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
SCOTT Trust 2023-SFS Commercial Mortgage Pass-Through Certificates, SCOTT2023-SFS	Trust and Servicing Agreement	03/17/2023	Certificate Administrator	03/17/2023 - 12/31/2023
MIRA Trust 2023-MILE Commercial Mortgage Pass- Through Certificates, Series 2023-MILE	Trust and Servicing Agreement	06/21/2023	Certificate Administrator	06/21/2023 - 12/31/2023
Benchmark 2023-V3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V3	Pooling and Servicing Agreement	07/01/2023	Certificate Administrator	08/03/2023 - 12/31/2023
NJ Trust 2023-GSP Commercial Mortgage Pass- Through Certificates, Series 2023-GSP	Trust and Servicing Agreement	12/22/2023	Certificate Administrator	12/22/2023 - 12/31/2023

J.P. Morgan Chase Commercial Mortgage Securities Corp.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO Commercial Mortgage Pass- Through Certificates, Series 2022-OPO	Trust and Servicing Agreement	01/26/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2022-B32 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B32	Pooling and Servicing Agreement	02/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2022-B36 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B36	Pooling and Servicing Agreement	08/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Benchmark 2023-B40 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-B40	Pooling and Servicing Agreement	12/01/2023	Certificate Administrator	12/21/2023 - 12/31/2023

Morgan Stanley Capital I Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
Morgan Stanley Capital I Trust 2021-PLZA Commercial Mortgage Pass- Through Certificates, Series 2021-PLZA	Trust and Servicing Agreement	11/01/2021	Certificate Administrator	01/01/2023 - 12/31/2023
BANK 2021-BNK38 Commercial Mortgage Pass Through Certificates, Series 2021-BNK38	Pooling and Servicing Agreement	12/01/2021	Certificate Administrator	01/01/2023 - 12/31/2023
Morgan Stanley Capital I Trust 2022-L8 Commercial Mortgage Pass-Through Certificates, Series 2022-L8	Pooling and Servicing Agreement	04/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
BANK 2022-BNK41 Commercial Mortgage Pass- Through Certificates, Series 2022-BNK41	Pooling and Servicing Agreement	05/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
BANK 2022-BNK44 Commercial Mortgage Pass- Through Certificates, Series 2022-BNK44	Pooling and Servicing Agreement	11/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
MSWF Commercial Mortgage Trust 2023-1 Commercial Mortgage Pass- Through Certificates Series 2023-1	Pooling and Servicing Agreement	05/01/2023	Certificate Administrator	05/25/2023 - 12/31/2023
BANK5 2023-5YR2 Commercial Mortgage Pass- Through Certificates Series 2023-5YR2	Pooling and Servicing Agreement	07/01/2023	Certificate Administrator	07/11/2023 - 12/31/2023

Wells Fargo Commercial Mortgage Securities, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BANK 2021-BNK37 Commercial Mortgage Pass- Through Certificates Series 2021-BNK37	Pooling and Servicing Agreement	11/01/2021	Certificate Administrator	01/01/2023 - 12/31/2023
Wells Fargo Commercial Mortgage Trust 2021-C61 Commercial Mortgage Pass- Through Certificates, Series 2021-C61	Pooling and Servicing Agreement	12/01/2021	Certificate Administrator	01/01/2023 - 12/31/2023
BXP Trust 2021-601L Commercial Mortgage Pass- Through Certificates, Series 2021-601L	Trust and Servicing Agreement	12/29/2021	Certificate Administrator	01/01/2023 - 12/31/2023
Wells Fargo Commercial Mortgage Trust 2022-JS2 Commercial Mortgage Pass- Through Certificates, Series 2022-JS2	Trust and Servicing Agreement	01/27/2022	Certificate Administrator	01/01/2023 - 12/31/2023
BANK 2022-BNK40 Commercial Mortgage Pass- Through Certificates, Series 2022-BNK40	Pooling and Servicing Agreement	03/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
Wells Fargo Commercial Mortgage Trust 2022-C62 Commercial Mortgage Pass- Through Certificates, Series 2022-C62	Pooling and Servicing Agreement	04/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
BANK 2022-BNK43 Commercial Mortgage Pass- Through Certificates, Series 2022-BNK43	Pooling and Servicing Agreement	08/01/2022	Certificate Administrator	01/01/2023 - 12/31/2023
OAKST Commercial Mortgage Trust 2023-NLP Commercial Mortgage Pass- Through Certificates, Series 2023-NLP	Trust and Servicing Agreement	02/28/2023	Certificate Administrator	02/28/2023 - 12/31/2023
BANK5 2023-5YR1 Commercial Mortgage Pass- Through Certificates, Series 2023-5YR1	Pooling and Servicing Agreement	04/01/2023	Certificate Administrator	04/19/2023 - 12/31/2023
BANK 2023-BNK46 Commercial Mortgage Pass- Through Certificates, Series 2023-BNK46	Pooling and Servicing Agreement	08/01/2023	Certificate Administrator	08/10/2023 - 12/31/2023
BANK5 2023-5YR4 Commercial Mortgage Pass- Through Certificates Series 2023-5YR4	Pooling and Servicing Agreement	12/01/2023	Certificate Administrator	12/19/2023 - 12/31/2023
MSWF Commercial Mortgage Trust 2023-2 Commercial Mortgage Pass- Through Certificates, Series 2023-2	Pooling and Servicing Agreement	12/01/2023	Certificate Administrator	12/21/2023 - 12/31/2023

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